                                                                      11/17/97

                           NEW ISSUE - DECEMBER 1997
                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                                  1997-2
                    $724.5MM PUBLICLY OFFERED CERTIFICATES
                         SEQUENTIAL PAY REMIC CLASSES

-----------------------------------------------------------------------------------------------------------------------------------
                           INITIAL AGGREGATE                                     APPROX.        APPROX.
                              CERTIFICATE        APPROX.         APPROX.        WEIGHTED       PRINCIPAL        EXPECTED
              RATINGS          BALANCE OR        DOLLAR       PASS-THROUGH       AVERAGE         WINDOW          FINAL    PRICE TALK
  CLASS       S&P/FITCH     NOTIONAL AMOUNT       PRICE           RATE            LIFE*         (YRS.)*         MATURITY  (BPS)****
-----------------------------------------------------------------------------------------------------------------------------------
A-1         AAA/AAA              $196,000,000       100-00        6.46%          5.0 YRS       0.09-7.00        12/2004     65-70
-----------------------------------------------------------------------------------------------------------------------------------
A-2         AAA/AAA               390,074,509       100-00        6.63%          9.5 YRS       7.00-9.92        11/2007     80-85
-----------------------------------------------------------------------------------------------------------------------------------
X             --***/AAA           813,992,373         9-09     VARIABLE**        8.9 YRS       0.09-15.67       08/2013    210-225
                                                             (INTEREST ONLY)
-----------------------------------------------------------------------------------------------------------------------------------
B             AA/AA                32,559,695        99-08        6.63%          9.9 YRS       9.92-9.92        11/2007     90-95
-----------------------------------------------------------------------------------------------------------------------------------
C                A/A               48,839,542        98-18        6.63%         10.0 YRS       9.92-10.00       12/2007    100-105
-----------------------------------------------------------------------------------------------------------------------------------
D           BBB/BBB                44,769,581        97-05        6.63%         10.0 YRS      10.00-10.00       12/2007    120-125
-----------------------------------------------------------------------------------------------------------------------------------
E          BBB-/BBB-               12,209,885        95-26        6.63%         10.0 YRS      10.00-10.00       12/2007    140-150
-----------------------------------------------------------------------------------------------------------------------------------
F          Not Offered             48,839,542          N/A        6.63%         11.8 yrs      10.00-14.67        8/2012       -
-----------------------------------------------------------------------------------------------------------------------------------
G          Not Offered              6,104,943          N/A        6.63%         14.7 yrs      14.67-14.75        9/2012       -
-----------------------------------------------------------------------------------------------------------------------------------
H          Not Offered             12,209,886          N/A        6.63%         14.8 yrs      14.75-14.92       11/2012       -
-----------------------------------------------------------------------------------------------------------------------------------
I          Not Offered              8,139,924          N/A        6.63%         14.9 yrs      14.92-14.92       11/2012       -
-----------------------------------------------------------------------------------------------------------------------------------
J          Not Offered             14,244,866          N/A        6.63%         15.0 yrs      14.92-15.67        8/2013       -
-----------------------------------------------------------------------------------------------------------------------------------

*    ASSUMING NO PREPAYMENTS (OTHER THAN ON THE ANTICIPATED REPAYMENT DATE, IF
     ANY), MODIFICATIONS, LOSSES, EXTENSIONS, CLEAN-UP CALLS AND THAT ALL LOANS BALLOON AT MATURITY OR ANTICIPATED REPAYMENT DATE.
**   THE PASS-THROUGH RATE ON THE CLASS X IS EQUAL TO THE EXCESS, IF ANY, OF
     (I) THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES ON THE MORTGAGE LOANS OVER (II) THE WEIGHTED AVERAGE OF THE PASS-THROUGH RATES OF THE OTHER CLASSES (OTHER THAN THE RESIDUAL CLASS).
***   NOT RATED BY S&P.
**** WILL BE PRICED OFF OF THE INTERPOLATED TREASURY CURVE.

   SETTLEMENT DATE:        On or about December 18, 1997.

   COLLATERAL:             167 Loans: approximately 34.86% retail, 28.92%
                           multifamily, 18.02% office, 9.66% hotel, 7.45%
                           industrial, 0.64% mobile home community, 0.46% congregate care facility.

   LOAN SELLERS:           The Chase Manhattan Bank (37.87%), Bear, Stearns
                           Funding, Inc. (35.25%), Residential Funding
                           Mortgage Securities I, Inc. (14.47%) and Paine
                           Webber Real Estate Securities Inc. (12.42%).

   WA DSCR / LTV:          1.44x / 68.57% at the Cut-off Date (56.63% at
                           Maturity).

   CALL PROTECTION:        100% of the mortgages are protected by Lockout,
                           Yield Maintenance, and/or Prepayment Premiums to the extent described herein.

   SERVICER:               The Chase Manhattan Bank.

   SPECIAL SERVICER:       Lennar Partners, Inc.

   UNDERWRITERS:           Chase Securities Inc., Bear, Stearns & Co. Inc.,
                           PaineWebber Incorporated. Residential Funding
                           Securities Corporation ("RFSC") is a member of the Bear, Stearns & Co. Inc. selling group.

    CHASE SECURITIES INC.      BEAR, STEARNS & CO. INC.       PAINEWEBBER INCORPORATED          RFSC
         GREG MURPHY                JIM REICHEK                     RENNY MENDEZ            DAVID SOLTAU
       MICHELLE MACKAY              JIM HIGGINS                     JOHN OTIS
       (212) 834-3813              (212) 272-5451                (212) 713-4002            (612) 832-7459

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS LISTED ABOVE AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE DESCRIPTIONS OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2


                               TABLE OF CONTENTS


                                                                  PAGE

   I  SUBORDINATION LEVELS                                           1

  II  TRANSACTION SUMMARY                                            2

 III  CERTIFICATE STRUCTURE SUMMARY                                3-4

  IV  MORTGAGE LOAN/COLLATERAL SUMMARY                             5-8

   V  TEN LARGEST LOANS                                           9-10

  VI  PREPAYMENT PREMIUMS & YIELD MAINTENANCE                    11-14

 VII  INDIVIDUAL MORTGAGE LOAN INFORMATION                       15-19

VIII  GEOGRAPHIC OVERVIEW MAP                                       20



-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                               1
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                             SUBORDINATION LEVELS

    Initial        Initial     Initial
Credit Support(1)    WA          WA
                   DSCR(1)      LTV(1)
                                               CLASS A-1              CLASS X
     28.00%         2.00x        49%           $196.0MM(1)           $814.0MM
                                               AAA/AAA(2)            (NOTIONAL)
                                                                     ---/AAA(3)

     28.00%         2.00x        49%             CLASS
                                                  A-2
                                               $390.1MM(1)
                                               AAA/AAA(2)

     24.00%         1.89x        52%             CLASS
                                                   B
                                               $32.6MM(1)
                                                 AA/AA(2)

     18.00%         1.76x        56%             CLASS
                                                   C
                                               $48.8MM(1)
                                                 A/A(2)

     12.50%         1.65x        60%             CLASS
                                                   D
                                               $44.8MM(1)
                                               BBB/BBB(2)

     11.00%         1.62         61%             CLASS
                                                   E
                                               $12.2MM(1)
                                              BBB-/BBB-(2)

       -            1.44x        69%          NON-OFFERED
                                             CERTIFICATES
                                               $89.5MM(1)
                                            (not offered by
                                            the Prospectus)

1 - All percentages, ratios and class sizes are approximate.
2 - (S&P/Fitch)
3 - Fitch only, not rated by S&P

CHASE SECURITIES INC.  BEAR, STEARNS & CO. INC.        PAINEWEBBER INCORPORATED
                       Residential Funding Securities
                       Corporation

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS LISTED ABOVE, AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE DESCRIPTIONS OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                               2
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                              TRANSACTION SUMMARY

   DEPOSITOR:              Chase Commercial Mortgage Securities Corp.

   OFFERED CERTIFICATES:   Class A-1 and Class A-2 (together the "Class A
                           Certificates"), Class X, Class B, Class C, Class D,
                           Class E.

   LOAN SELLERS:           The Chase Manhattan Bank (37.87%), Bear, Stearns
                           Funding, Inc. (35.25%), Residential Funding
                           Mortgage Securities I, Inc. (14.47%) and Paine
                           Webber Real Estate Securities Inc. (12.42%).

   RATING AGENCIES:        Standard & Poor's Ratings Services ("S&P") / Fitch
                           Investors Service, L.P. ("Fitch").

   LEGAL STRUCTURE:        Sequential pay REMIC classes rated AAA through BBB-
                           offered.

   CUT-OFF DATE:           December 1, 1997 (or with respect to 1 Mortgage
                           Loan, December 10, 1997).

   SETTLEMENT DATE:        On or about December 18, 1997.

   DISTRIBUTION DATE:      Monthly on the 19th or the next business day. The
                           first Distribution Date will occur in January 1998.

   DELAY DAYS:             18.

   SERVICER:               The Chase Manhattan Bank.

   SPECIAL SERVICER:       Lennar Partners, Inc.

   TRUSTEE:                State Street Bank and Trust Company.

   ERISA: Classes A-1, A-2, and X may qualify for certain exemptions from the plan asset rules of ERISA.

   SMMEA ELIGIBILITY:      The Certificates are not SMMEA eligible.

   OPTIONAL TERMINATION:   4% Clean-Up Call.

   CERTIFICATE
   REGISTRATION:           Each Class of Offered Certificates will be
                           represented by one or more global Certificates registered in the name of Cede & Co., as nominee of the DTC.

   PRICING SPEED:          0% CPR (assuming each Anticipated Repayment Date
                           ("ARD") Loan prepays on its Anticipated Repayment
                           Date).

   UNDERWRITERS:           Chase Securities Inc., Bear, Stearns & Co. Inc.,
                           PaineWebber Incorporated. Residential Funding
                           Securities Corporation ("RFSC") is a member of the Bear, Stearns & Co. Inc. selling group.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                         CERTIFICATE STRUCTURE SUMMARY

    DISTRIBUTION OF            The Available Distribution Amount will be
    PRINCIPAL AND              applied as follows: (i) accrued and unpaid
    INTEREST:                  interest to the Class A-1, A-2 and Class X
                               Certificates, pro rata; (ii) principal to the Class A Certificates in reduction of their Certificate Balances: first to the Class A-1
                               Certificates, then to the Class A-2
                               Certificates in each case until their
                               respective principal balances have been reduced to zero (provided that the Class B Certificates remain outstanding, otherwise, pro rata); (iii)
                               Collateral Support Deficit payments to the class A certificates, pro rata, until all unreimbursed amounts thereof allocated to such certificates have been reimbursed in full; (iv) accrued and unpaid interest to the Class B
                               Certificates; (v) principal to the Class B
                               Certificates until the Class B Certificate
                               Balance has been reduced to zero; (vi)
                               Collateral Support Deficit to the Class B certificates, pro rata, until all unreimbursed amounts thereof allocated to such certificates have been reimbursed in full; and (vii) distributions of interest and then principal sequentially to the Class C through J
                               Certificates in the same manner as the Class B
                               Certificates described above. See page S-71 of the preliminary Prospectus Supplement.

    ALLOCATION OF LOSSES:      Losses from any Mortgage Loan will generally
                               be allocated in reverse alphabetical
                               order starting with Class J. Any losses
                               allocable to the Class A Certificates will be allocated pro rata. See page S-78 of the preliminary Prospectus Supplement.

    REPORTS TO                 The Paying Agent will furnish each
    CERTIFICATEHOLDERS:        Certificateholder, Bloomberg, L.P., the Trepp
                               Group and Charter Research Corporation with information regarding: (i) distributions of principal, interest and prepayment premiums on each Class of Certificates; (ii) the amount of P & I Advances, (iii) outstanding Mortgage Loan and Certificate Balances; (iv) delinquency and prepayment data; (v) and the amount of any Appraisal Reductions.

                               The Servicer will provide a financial market publisher, which is initially anticipated to be Bloomberg, L.P., quarterly with certain current information with respect to the Mortgaged Properties, including current and original net operating income, debt service coverage ratios based upon borrowers' annual operating statements and occupancy rates, to the extent the Servicer has received such information from the borrowers pursuant to the related Mortgage Loan documents. Certificateholders may, at their own expense, obtain the same information from the Servicer by request. See page S-83 of the preliminary Prospectus Supplement.

    REPRESENTATIONS AND        Each Mortgage Loan Seller will make certain
    WARRANTIES:                representations and warranties with respect to
                               each Mortgage Loan.
                               See page S-63 of the preliminary Prospectus
                               Supplement.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

SERVICER ADVANCING:          The Servicer will be required to make
                             (i) P & I Advances (excluding principal Balloon
                             Payments and any excess interest from ARD Loans) and (ii) Servicing Advances through liquidation of a Mortgage Loan, unless such Advances are determined by the Servicer to be Nonrecoverable
                             Advances, and, in the case of P & I Advances, subject to the effect of any Appraisal Reductions that may occur.
                             See page S-80 of the preliminary Prospectus
                             Supplement.

SPECIAL SERVICER             When a Mortgage Loan is more than 60 days
RESPONSIBILITIES:            delinquent, or upon the occurrence of certain
                             other events, the Servicer will transfer its servicing responsibilities to the Special
                             Servicer. Material loan extensions and
                             modifications will be carried out by the Special
                             Servicer prior to servicing transfer. The Special
                             Servicer has the flexibility to modify Loans, subject to the Servicing Standards set forth in the Pooling and Servicing Agreement and subject to certain other limitations described therein.
                             See page S-89 of the preliminary Prospectus
                             Supplement.

APPRAISAL                    An appraisal will be obtained by the Special
REDUCTIONS:                  Servicer if a Mortgage Loan becomes 120 days
                             delinquent, or upon the occurrence of certain other events. An Appraisal Reduction may result, which would have the effect of reducing the amount of P & I Advances made by the Servicer and the voting rights of the most subordinate Class of Certificates then outstanding.
                             See page S-81 of the preliminary Prospectus
                             Supplement.

PREPAYMENT PREMIUMS AND      100% of the Mortgage Loans generally have
CHARGES:                     protection against voluntary prepayment during
                             their terms. 30.50% are locked out until their respective maturity dates (or, with respect to ARD Loans, Anticipated Repayment Date), 7.09% require the payment of Yield Maintenance Charges until maturity (or, with respect to ARD Loans, Anticipated Repayment Date). The remaining 62.41% have varying periods of Lockout, Yield
                             Maintenance and/or Prepayment Premiums until a specified period of time (generally between three and nine months) immediately prior to their respective maturity dates during which there are no restrictions on voluntary prepayment (or, with respect to ARD Loans, Anticipated Repayment
                             Date).
                             See page S-40 of the preliminary Prospectus
                             Supplement.

DEFEASANCE:                  The terms of 33.94% of the Mortgage Loans grant
                             the related borrower the option at any time after four years after origination (and with respect to 0.87% of the Mortgage Loans, three years after origination) to obtain the release of the lien of the Mortgage on the related Mortgaged Property by substituting for such Mortgaged Property, as collateral for the related Mortgage Note, U.S.
                             Treasury securities which provide for payments on or prior to each Due date and the maturity date or Anticipated Repayment Date, as the case may be, of amounts at least equal to the amounts which would have been payable on each such date under the terms of the related Mortgage Loan. No
                             Yield Maintenance Charge or Prepayment Premium will be payable in connection with the release of a Mortgaged Property as described above. The terms of 2.66% of the Mortgage Loans grant the related borrower the option at any time after two years after the Closing Date to obtain the release of the lien of the Mortgage on the related Mortgaged Property under similar terms as described above, except that these Mortgage Loans do not prohibit prepayment of such Mortgage Loans during the period of time in which substitution is permitted.
                             See page S-46 of the preliminary Prospectus
                             Supplement.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                       MORTGAGE LOAN/COLLATERAL SUMMARY

MORTGAGE POOL:               The Mortgage Pool will consist of 100 commercial,
                             65 multifamily and 2 mobile-home community fixed-rate Mortgage Loans with an Initial Pool
                             Balance of approximately $813,992,373. See pages
                             6 through 8 for more information on the Mortgage
                             Loans. All statistics presented below and on the following pages are approximate and are based on the assumed composition of the Mortgage Pool.

CUT-OFF BALANCE:             $813,992,373.

AVERAGE LOAN SIZE:           $4,874,206.

WA COUPON:                   8.16%.

WA DSC:                      1.44x.

WA LTV AT CUT-OFF:           68.57%.

WA LTV AT MATURITY:          56.63%.

PROPERTY LOCATIONS:          Properties are located in 29 states with the
                             largest concentrations in California (14.43%),
                             New York (11.91%), and Massachusetts (11.18%).

LARGEST LOANS:               The largest Mortgage Loan represents
                             approximately 3.16% of the Initial Pool Balance;
                             the three largest Mortgage Loans represent 8.31%;
                             the ten largest Mortgage Loans represent 22.74%.

SPONSOR CONCENTRATIONS:      There are no sponsor concentrations in excess of
                             5% of the Initial Pool Balance.

REMAINING TERMS TO MATURITY: Approximately 21.41% of the Mortgage Loans have remaining terms to maturity/ARD varying between 28-112 months, 66.08% of the Mortgage Loans have remaining terms to maturity/ARD varying between 113-120 months, 10.74% of the mortgage Loans have remaining terms to maturity/ARD varying between 121-180 months, and the remaining 1.77% of the Mortgage Loans have remaining terms to maturity/ARD varying between 181-188 months.

WA LOAN MATURITY:            Approximately 116.5 months.

BALLOON PAYMENTS:            Approximately 96.1% of the Mortgage Loans require
                             balloon payments at maturity or Anticipated
                             Repayment Date; the remaining 3.9% of the Mortgage
                             Loans are fully amortizing.

INTEREST ACCRUAL PERIOD:     Approximately 63.24% of the Mortgage Loans accrue
                             interest on a 30/360 basis; 36.15% of the Mortgage Loans accrue interest on an Actual/360 basis; 1 Mortgage Loan, representing 0.61% of the Mortgage Loans accrues interest on an Actual/365 basis.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                                   TYPE OF MORTGAGED PROPERTIES

       PROPERTY           NUMBER OF PROPERTIES     AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL
         TYPE                                             BALANCE                POOL BALANCE
---------------------------------------------------------------------------------------------------
Multifamily                        65                   $235,391,817                28.92%
Anchored Retail                    33                    217,531,068                26.72
Office                             19                    146,711,689                18.02
Hotel                              10                     78,597,357                 9.66
Industrial                         17                     60,627,193                 7.45
Unanchored Retail                  18                     41,599,767                 5.11
Single Tenant Retail                7                     24,632,243                 3.03
Mobile Home                         2                      5,180,000                 0.64
Congregate Care                     2                      3,721,239                 0.46
---------------------------------------------------------------------------------------------------
TOTAL                              173                  $813,992,373                  100%


                                     MORTGAGE LOANS BY STATE

                                NUMBER OF          AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL
         STATE             LOANS / PROPERTIES             BALANCE                POOL BALANCE
---------------------------------------------------------------------------------------------------
California                      20 / 21                 $117,479,078                14.43%
New York                        14 / 14                   96,924,144                11.91
Massachusetts                   11 / 11                   91,004,746                11.18
Texas                           16 / 16                   73,870,064                 9.08
Florida                         17 / 17                   54,919,949                 6.75
Pennsylvania                    10 / 10                   47,522,653                 5.84
Ohio                            10 / 11                   36,213,744                 4.45
New Jersey                        5 / 5                   34,348,990                 4.22
Georgia                         12 / 12                   33,764,342                 4.15
20 Other States                 52 / 56                  227,944,662                28.00
---------------------------------------------------------------------------------------------------
TOTAL                          167 / 173                $813,992,373                  100%



                          RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE

       RANGE OF                 NUMBER OF          AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL
    MORTGAGE RATES         LOANS / PROPERTIES             BALANCE                POOL BALANCE
---------------------------------------------------------------------------------------------------
   6.745% to 6.999%               2 / 2                   $9,970,000                 1.22%
   7.000% to 7.499%             12 / 13                   65,406,139                 8.04
   7.500% to 7.999%             45 / 45                  225,515,168                27.70
   8.000% to 8.499%             60 / 65                  288,899,731                35.49
   8.500% to 8.999%             28 / 28                  119,346,893                14.66
   9.000% to 9.249%             17 / 17                   94,213,892                11.57
   9.250% to 9.280%               3 / 3                   10,640,551                 1.31
---------------------------------------------------------------------------------------------------
         TOTAL                 167 / 173                $813,992,373                  100%

      THE WEIGHTED AVERAGE MORTGAGE RATE AS OF THE CUT-OFF DATE IS 8.16%.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                                  RANGE OF CUT-OFF DATE BALANCES

          RANGE OF                    NUMBER                AGGREGATE            PERCENTAGE OF
        CUT-OFF DATE                OF LOANS/          CUT-OFF DATE BALANCE   INITIAL POOL BALANCE
          BALANCES                  PROPERTIES
---------------------------------------------------------------------------------------------------
$  530,000  to $2,000,000            51 / 51               $65,975,236               8.11%
  2,000,001 to  4,000,000            42 / 42               127,158,092              15.62
  4,000,001 to  6,000,000            30 / 31               146,779,219              18.03
  6,000,001 to  8,000,000            16 / 16               107,605,085              13.22
  8,000,001 to 15,000,000            20 / 21               209,259,610              25.71
15,000,001  to 20,000,000             4 / 4                 68,620,455               8.43
20,000,001  to 25,685,110             4 / 8                 88,594,677              10.88
---------------------------------------------------------------------------------------------------
           TOTAL                    167 / 173             $813,992,373                100%

                        THE AVERAGE CUT-OFF DATE BALANCE IS $4,874,206.



                   RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE

       RANGE OF              NUMBER OF LOANS/       AGGREGATE CUT-OFF DATE       PERCENTAGE OF
         DSCRS                  PROPERTIES                 BALANCE           INITIAL POOL BALANCE
---------------------------------------------------------------------------------------------------
  0.9301x to 0.9999x*             3 / 3                   $13,508,569                1.66%
  1.0000x to 1.1999x              4 / 4                     9,114,436                1.12
  1.2000x to 1.2999x             39 / 43                  248,431,715               30.52
  1.3000x to 1.3999x             42 / 42                  150,147,017               18.45
  1.4000x to 1.4999x             31 / 31                  146,176,797               17.96
  1.5000x to 1.7499x             30 / 32                  179,313,531               22.03
  1.7500x to 2.1711x             18 / 18                   67,300,308                8.27
---------------------------------------------------------------------------------------------------
         TOTAL                  167 / 173                $813.992,373                 100%
* 2 of such Mortgage Loans are Credit Lease loans.

          THE WEIGHTED AVERAGE DSCR AS OF THE CUT-OFF DATE IS 1.44X.

                            RANGE OF LTV RATIOS AS OF THE CUT-OFF DATE

       RANGE OF              NUMBER OF LOANS/       AGGREGATE CUT-OFF DATE       PERCENTAGE OF
      LTV RATIOS                PROPERTIES                 BALANCE           INITIAL POOL BALANCE
---------------------------------------------------------------------------------------------------
   41.63% to 49.99%                8 / 8                  $46,239,471                5.69%
   50.00% to 59.99%              21 / 21                  105,432,287               12.95
   60.00% to 69.99%              54 / 60                  247,054,800               30.35
   70.00% to 74.99%              45 / 45                  273,653,377               33.62
   75.00% to 79.99%              28 / 28                  121,406,024               14.91
   80.00% to 84.99%                7 / 7                    8,361,506                1.03
   85.00% to 87.07%                4 / 4                   11,754,907                1.44
---------------------------------------------------------------------------------------------------
         TOTAL                  167 / 173                $813,992,373                 100%

          THE WEIGHTED AVERAGE LTV AS OF THE CUT-OFF DATE IS 68.57%.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                      RANGE OF LTV RATIOS AS OF THE MORTGAGE LOAN MATURITY DATES

   RANGE OF MATURITY          NUMBER OF LOANS/        AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
       LTV RATIOS                PROPERTIES                   BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
     0.00% to 39.99%              14 / 15                    $72,517,099                  8.91%
    40.00% to 49.99%              19 / 20                    111,510,706                 13.70
    50.00% to 59.99%              47 / 51                    202,289,056                 24.85
    60.00% to 64.99%              39 / 39                    207,264,049                 25.46
    65.00% to 69.99%              25 / 25                    132,473,233                 16.27
    70.00% to 74.99%              18 / 18                     68,474,406                  8.41
    75.00% to 75.96%                5 / 5                     19,463,825                  2.39
--------------------------------------------------------------------------------------------------------
         TOTAL                   167 / 173                  $813,992,373                   100%

          THE WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE IS 56.63%.


                                  RANGE OF REMAINING TERM IN MONTHS*

   RANGE OF REMAINING     NUMBER OF MORTGAGE LOANS    AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
      TERMS (MOS.)              / PROPERTIES                  BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
        28 to 72                   7 / 7                     $50,638,194                  6.22%
        73 to 108                 19 / 19                     75,118,551                  9.23
       109 to 112                 13 / 13                     48,500,028                  5.96
       113 to 116                 38 / 38                    205,156,705                 25.20
       117 to 120                 72 / 77                    332,784,703                 40.88
       121 to 180                 15 / 16                     87,392,188                 10.74
       181 to 188                   3 / 3                     14,402,005                  1.77
--------------------------------------------------------------------------------------------------------
         TOTAL                   167 / 173                  $813,992,373                   100%
* Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

 THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY AS OF THE CUT-OFF DATE IS 116.5 MONTHS.


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2


                                                       TEN LARGEST MORTGAGE LOANS

                                                                                        WEIGHTED AVERAGES
                                                               --------------------------------------------------------------------
                                 AGGREGATE      PERCENTAGE OF                    STATED                   CUT-OFF
                               CUT-OFF DATE     INITIAL POOL     MORTGAGE      REMAINING                 DATE LTV    LTV RATIO AT
PROPERTY NAME                     BALANCE          BALANCE         RATE       TERM (MO.)*      DSCR        RATIO       MATURITY*
-----------------------------------------------------------------------------------------------------------------------------------
200 Varick Street                 $25,685,110        3.16%         9.10%          115          1.29x       73.39%        61.13%
Warehousing of WI Package          20,986,263        2.58          8.13           119          1.27        66.62         58.63
Norwalk Town Square                20,986,193        2.58          8.10           179          1.39        74.95         60.18
Colonial Park                      20,937,111        2.57          8.63           115          1.26        69.10         61.55
Monarch Place                      18,980,890        2.33          8.23           116          1.72        55.83         46.49
Hotel Vintage Park                 18,231,193        2.24          8.75           116          1.42        70.12         57.90
Sturbridge Host                    16,285,780        2.00          9.13           109          1.58        69.30         58.08
6000 Stevenson Retail Center       15,122,593        1.86          8.28           115          1.46        58.16         47.55
Signature Pointe                   14,379,608        1.77          7.75            58          1.21        79.89         75.88
Caldor Plaza                       13,481,823        1.66          8.00           118          1.36        74.08         65.07
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           $185,076,563      22.74%         8.45%           118          1.39X    69.14%          59.02%
* Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

DESCRIPTION:

200 Varick Street (3.16%) 200 Varick Street is a 12-story office building originally constructed for industrial use in 1924, and renovated for office use in 1988. The property contains an above-grade net rentable area of 401,155 square feet, including 23,450 square feet of ground floor retail space. The property is situated on a 35,538-square foot lot located at 200 Varick Street in the Hudson Square submarket of New York City. Three of the largest office tenants (Cox & Company, Doremus & Company, and Designtex, Inc.) comprise over 50% of the building's gross rentable area, have lease terms that extend at least two years beyond loan maturity, and are leased to credit tenants. 200 Varick Street was 99.0% occupied as of April 8, 1997.

Warehousing of Wisconsin (2.58%) The Warehousing of Wisconsin portfolio consists of five warehouse properties all built in 1995 or after. The portfolio contains 1,157,462 net rentable square feet: 730,000 square feet (63%) is leased to third party tenants, and 427,462 square feet (37%) is operated by Warehousing of Wisconsin as public warehousing, the business of providing warehousing space and services on short-term contracts. The properties have the following locations in the Appleton/Oshkosh, Wisconsin area: 923 Valley Road (442,500 square feet), 2690 Badger Avenue (162,500 square feet), 1840 West Spencer (247,462 square feet), 2225 Bohm Drive (200,000 square feet), and 3600 Moser Street (105,000 square feet). Warehousing of Wisconsin was 100% occupied as of July 30, 1997.

Norwalk Town Square (2.58%) Norwalk Town Square is a community shopping center located at the northwest corner of Pioneer Boulevard and Rosecrans Avenue in Norwalk, California. It consists of an "L"-shaped grouping of multi-tenant retail/commercial buildings and four freestanding pad buildings, all totaling 239,179 net rentable square feet. Tenants include Pic N Save, 99 Cent Only Store, Family Bargain Center, and Super Saver Cinema. Norwalk Town Square was 91.7% occupied as of September 22, 1997.


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

Colonial Park (2.57%) Colonial Park is a 493,360 net rentable square foot, office/industrial building located at 550 Rustcraft Road in Dedham, Massachusetts, on 56.5 acres. The property was originally constructed in 1954, and was renovated in 1982, 1985, 1995, and 1996. There are three tenants: Bank of Boston, occupying 202,756 square feet (41.1%); American Red Cross (whose northeast regional headquarters is located at the property), occupying 184,015 square feet (37.3%); and Copley Pharmaceuticals, occupying 67,920 square feet (13.8%). Colonial Park was 92.2% occupied as of March 1, 1997.

Monarch Place (2.33%) Monarch Place is an office property consisting of two adjoining buildings, one of which contains a hotel, totaling approximately 886,000 net rentable square feet. The complex was developed in 1988, and is located in downtown Springfield, Massachusetts. The 26-story office tower includes approximately 386,000 square feet. The first two levels contain retail space. The office tower was 96.4% occupied as of October 1, 1997; tenants include Merrill Lynch, occupying 53,342 square feet (16.7%); Health New England, occupying 51,396 square feet (13.3%); Fleet Bank, occupying 47,849 square feet (12.4%); and Monarch Life Insurance, occupying 47,345 square feet (12.3%). There is also a Sheraton Hotel on the property which consists of a 12-story atrium complex comprising 304 guest rooms, two restaurants, a lounge, 20,000 square feet of function space, a full-service health club, and a 176-space underground parking garage.

Hotel Vintage Park (2.24%) Hotel Vintage Park is a full-service hotel with 129 guest rooms and 79 parking spaces located on 2.2 acres of land in Seattle, Washington. The property also contains a 110-seat restaurant, and a four-story, adjacent parking garage. The facility was developed in 1949, and renovated in 1992. The subject is located in downtown Seattle.

Sturbridge Host (2.00%) The Sturbridge Host Hotel & Conference Center is a full-service hotel with 241 guest rooms; 25,000 square feet of meeting space consisting of 15 function rooms including a 6,120-square foot ballroom, 12,744-square foot exhibit hall, and a 2,400-square foot tent; and 750 parking spaces. Hotel amenities include an indoor pool and whirlpool, miniature golf, tennis court, and a health and fitness center. Additionally, 75 rooms have working fireplaces. The property is located on 15 acres of land in Sturbridge, Massachusetts.

6000 Stevenson Retail Center (1.86%) 6000 Stevenson Retail Center consists of four retail buildings (totaling 390,189 square feet) situated in Fremont, California in the Silicon Valley. It is located on Stevenson Boulevard near Interstate 880. The center includes an 80,000-square foot Home Depot, which reported sales of $481 per square foot in 1996. The property was converted from its original industrial use and also includes space leased to a self-storage company and to a health club. 6000 Stevenson Retail Center was 100% occupied as of September 26, 1997.

Signature Pointe (1.77%) Signature Pointe is a 332-unit multifamily property which consists of 37 buildings and situated on approximately 12.9 acres. The buildings were constructed in 1973, and were renovated in 1996. The property is located at 5936 East Lovers Lane in Dallas, Texas. Signature Pointe was 95% occupied as of August 1, 1997.

Caldor Plaza (1.66%) Caldor Plaza is an anchored community shopping center containing 187,743 net rentable square feet situated on an estimated 12-acre site. The property contains 18 tenants and is anchored by Caldor, Kids `R' Us, and Old Navy. The Caldor lease is guaranteed by The May Company. The property is located in Levittown, New York. Caldor Plaza was 97.8% occupied as of April 1, 1997.


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2


               PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES



RESTRICTIONS:

100% of the Mortgage Loans generally have protection against voluntary prepayment during their terms. 30.50% are locked out until their respective maturity dates (or, with respect to ARD Loans, Anticipated Repayment Date), 7.09% require the payment of Yield Maintenance Charges until maturity (or, with respect to ARD Loans, Anticipated Repayment Date). The remaining 62.41% have varying periods of Lockout, Yield Maintenance and/or Prepayment Premiums until a specified period of time (generally between three and nine months) immediately prior to their respective maturity dates during which there are no restrictions on voluntary prepayment (or, with respect to ARD Loans, Anticipated Repayment Date).

ALLOCATION OF PREMIUMS AND CHARGES:

         Prepayment Premiums: 25% of Prepayment Premiums will be allocated on any distribution date, to the Class A, B, C, D and E Certificate holders based on principal distributed to such Class on such distribution date. Only Classes A, B, C, D and E will receive this distribution. All remaining amounts of Prepayment Premiums will be distributed to Class X. Please see page S-77 of the Prospectus Supplement for a description of the allocation of Prepayment Premiums.

         Yield Maintenance Charges: Substantially all Yield Maintenance Charges are calculated flat to Treasuries. The fraction of Yield Maintenance Charges distributed to each eligible principal paying bond class (Classes A, B, C, D and E) is defined by:

             (a) - The principal distributed to each such class divided by the total principal distributed to all classes of Certificates multiplied by

             (b) - (Bond Coupon - Treasury Rate)/(Mortgage Rate-Treasury Rate),

         where (b) is not to exceed 1.0, and where the Treasury Rate is the appropriate Treasury yield used to calculate the Yield Maintenance Charge.

         This fraction is multiplied by the Yield Maintenance Charge, to determine the amount allocated among Classes A, B, C, D, and E, whichever are currently receiving principal on the distribution date. Class X will receive the remainder of any Yield Maintenance Charges.

         Please see page S-77 of the Prospectus Supplement for a description of the allocation of Yield Maintenance Charges.


The following table and graph summarizes the amounts and percentages of the Pool Balance which are subject to a Lockout Period, Yield Maintenance Charge or Prepayment Premium on an annual basis over the life of the Trust (assuming no loan prepayments, modifications, defaults or extensions).


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2


    PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                    (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)

                         IPB Outstanding

     ---------------------------------------------------------

                                           IPB Outstanding
                 Initial    Amount of   ----------------------
                  Pool        IPB
       Date      Balance     Matured      Amount      % IPB
     ---------- ----------- ----------- ----------- ----------
     12/18/97    $814.0        $0.0      $814.0       100%
     12/19/98     814.0         8.9       805.1        99%
     12/19/99     814.0        18.6       795.4        98%
     12/19/00     814.0        33.5       780.5        96%
     12/19/01     814.0        55.1       758.9        93%
     12/19/02     814.0        86.0       728.0        89%
     12/19/03     814.0       113.9       700.1        86%
     12/19/04     814.0       196.4       617.6        76%
     12/19/05     814.0       210.3       603.7        74%
     12/19/06     814.0       225.3       588.7        72%
     12/19/07     814.0       736.4        77.6        10%
     12/19/08     814.0       740.2        73.7        9%
     12/19/09     814.0       757.1        56.9        7%
     12/19/10     814.0       761.1        52.9        7%
     12/19/11     814.0       765.4        48.6        6%
     12/19/12     814.0       813.0        1.0         0%


Prepayment Restrictions Applicable to UPB Outstanding on Each Anniversary of the    Prepayable Without
Cut-off Date                                                                        Premium or Charge
---------------------------------------------------------------------------------- ---------------------

                                Yield Maintenance
        Lockout                     Charges               Prepayment Premiums
------------------------- --------------------------- ---------------------------- ---------------------

   Amount       % UPB       Amount        % UPB         Amount         % UPB        Amount      % UPB
------------- ----------- ----------- --------------- ------------ --------------- ---------- ----------
  $798.0        98.0%       $16.0          2.0%          $0.0           0.0%            $0.0       0.0%
   733.3        91.1%        71.8          8.9%           0.0           0.0%             0.0       0.0%
   667.4        83.9%       108.3         13.6%          19.7           2.5%             0.0       0.0%
   300.5        38.5%       435.6         55.8%          44.3           5.7%             0.0       0.0%
   285.9        37.7%       428.3         56.4%          43.7           5.8%             1.1       0.1%
   261.2        35.9%       422.4         58.0%          29.5           4.0%            15.0       2.1%
   255.8        36.5%       413.6         59.1%          29.0           4.1%             1.8       0.3%
   238.6        38.6%       351.1         56.9%          27.9           4.5%             0.0       0.0%
   232.8        38.6%       343.9         57.0%          27.1           4.5%             0.0       0.0%
   226.6        38.5%       307.4         52.2%          26.1           4.4%            28.5       4.8%
    46.9        60.5%        16.7         21.6%          13.9          17.9%             0.0       0.0%
    45.2        61.2%        15.5         21.1%          13.0          17.7%             0.0       0.0%
    43.3        76.0%        11.3         19.9%           2.3           4.1%             0.0       0.0%
    41.2        77.8%        10.0         18.8%           1.8           3.3%             0.0       0.0%
    39.0        80.2%        8.5          17.5%           1.1           2.3%             0.0       0.0%
     0.0        0.00%        0.6          56.8%           0.4          43.2%             0.0       0.0%


As used above, "IPB" means Initial Pool Balance.
As used above, "UPB" means aggregate unpaid principal balance of all Mortgage Loans.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                  PREPAYMENT PROTECTION ON THE MORTGAGE LOANS
                    (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)






[THE GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING
DEPICTS A BAR GRAPH REPRESENTING PREPAYMENT PROTECTION ON THE MORTGAGE LOANS.]




*12/2007 represents the approximate close of the principal window for the Class E Certificates.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2


           PREPAYMENT RESTRICTIONS IN EFFECT AS OF THE CUT-OFF DATE

                                                                                                               YIELD
                                                                                                            MAINTENANCE
                                                                                                              CHARGES
                                                                                                          -----------------
                                      PERCENTAGE
ORIGINAL TERM  NUMBER    AGGREGATE       OF
     TO        OF         CUT-OFF     INITIAL   LOCKOUT   YIELD MAINTENANCE CHARGE OR
MATURITY/ARD   LOANS       DATE         POOL     PERIOD   PREPAYMENT PREMIUM DESCRIPTION                  BEGIN   END
   (MOS.)                 BALANCE    BALANCE     (MOS.)                                                   MONTH   MONTH
---------------------------------------------------------------------------------------------------------------------------
     48           1     $4,536,225       0.56%       24    > of specified percentage or YM                   25       44

     60           2     11,577,850       1.42     24-35   > of specified percentage or YM                  25-36   54-56

     60           1     14,379,608       1.77       23    Declining fixed penalties

     84           18    81,660,158      10.03     10-47   > of specified percentage or YM                  11-48   77-82

     84           1     5,675,240        0.70       23    Declining fixed penalties

     84           3     7,927,664        0.97       83    N/A

     120          77    363,052,999     44.60      0-59   > of specified percentage or YM                  1-60   110-119

     120          1     12,796,599       1.57        35    Declining fixed penalties

    120(2)        45    210,591,838     25.87    113-119  N/A

     144          1     3,490,607        0.43       35    > of specified percentage or YM                   36      140

     144          2     12,906,695       1.59       35    Declining fixed penalties

     180          4     13,304,734       1.63     23-35   > of specified percentage or YM                  24-36  176-177

     180          8     57,690,153       7.09    173-179  N/A

     229          1     8,010,690        0.98       -     > of specified percentage or YM                    1      223

    232(3)        2     6,391,315        0.79      119    Declining fixed penalties
               ---------------------  -----------
                 167    $813,992,373     100%

        PREPAYMENT
         PREMIUMS
      ----------------

AND/OR                    FREELY
       BEGIN   END       PREPAYABLE
       MONTH   MONTH   DURING LAST(1)

-------------------------------------
                            3

                           3-6

         24     56          3

                           1-6

        24       80         3



                           0-9

         36     113         6

                           0-6

                            3

        36      140         3

                            3

                           0-6

                            6

        120   227-228      4-6


 As used above, "Lockout Period", "Begin Month" and "End Month" are measured in monthly payments.
 As used above, "N/A" means not applicable.
 As used above, "UPB" means aggregate unpaid principal balance of all Mortgage  Loans.
 As used above, "ARD" means Anticipated Repayment Date.

 (1)  Number of months prior to maturity date or Anticipated Repayment Date, as applicable.
 (2)  One Mortgage Loan has an original term of 119 months.
 (3)  One Mortgage Loan has an original term of 235 months.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

                     INDIVIDUAL MORTGAGE LOAN INFORMATION

                                                                                           # of
 ID   Deal Name                               City                St.  Property Type      Prop  Occ.  Originator
-----------------------------------------------------------------------------------------------------------------------
  1   137 Newbury Street                      Boston              MA    Office               1   100%  Chase

  2   1430 Mass Avenue                        Cambridge           MA    Anchored Retail      1   100%  Bear Stearns

  3   200 Varick Street                       New York            NY    Office               1    99%  Chase

  4   2053 Central Avenue                     Albany              NY    Industrial           1   100%  RFMSI

  5   210 West Washington Square              Philadelphia        PA    Office               1    90%  Chase

  6   25 Industrial Park Road                 Albany              NY    Industrial           1   100%  RFMSI

  7   270 Lafayette Street                    New York            NY    Office               1    93%  Bear Stearns

  8   6000 Stevenson Retail Center            Fremont             CA    Anchored Retail      1   100%  Bear Stearns

  9   623 Broadway                            New York            NY    Anchored Retail      1   100%  Bear Stearns

 10   66 Newtown Lane                         East Hampton        NY    Unanchored Retail    1   100%  Bear Stearns

 11   68 Moulton Street                       Cambridge           MA    Office               1    98%  PWRES

 12   690 Kinderkamack Road/ United Way Bldg  Oradell             NJ    Office               1    92%  RFMSI

 13   80 Field Point Road                     Greenwich           CT    Office               1   100%  Chase

 14   Acme/Reiser                             Various             OH    Anchored Retail      2   100%  Bear Stearns

 15   All Pak Container                       Renton              WA    Industrial           1   100%  Bear Stearns

 16   Alvarado Medical Plaza III              San Diego           CA    Office               1    94%  Chase

 17   Anchor Down Mobile Home Park            El Cajon            CA    Mobile Home          1   100%  PWRES

 18   Applegate II                            Chillicothe         OH    Multifamily          1    93%  PWRES

 19   Arbors Apartments                       Smyrna              GA    Multifamily          1    98%  RFMSI

 20   Ashford Hill                            Reynoldsburg        OH    Multifamily          1    90%  PWRES

 21   Ashford Place Apartments                Griffin             GA    Multifamily          1    99%  RFMSI

 22   Ashgrove Calhoun                        Marshall Township   MI    Multifamily          1    92%  PWRES

 23   Ashgrove Franklin                       Franklin            OH    Multifamily          1    97%  PWRES

 24   Asian Mall                              Houston             TX    Unanchored Retail    1    86%  PWRES

 25   Banana Republic                         New York            NY    Single Tenant        1   100%  Chase
                                                                        Retail
 26   Baywood Apartments                      Friendswood         TX    Multifamily          1    96%  Chase

 27   Bearss Shopping Center                  Tampa               FL    Anchored Retail      1   100%  Bear Stearns

 28   Best Western MacArthur Hotel            Holtsville          NY    Hotel                1    75%  Chase

 29   Blossom Centre                          Willard             OH    Anchored Retail      1    96%  RFMSI

 30   Blossom Corners Apartments II           Orlando             FL    Multifamily          1    88%  RFMSI

 31   Borders Apartments                      Brownsville         TX    Multifamily          1    99%  Bear Stearns

 32   Brookview Apartments                    Mesa                AZ    Multifamily          1    98%  PWRES

 33   Brownsville Square Shopping Center      Douglasville        GA    Unanchored Retail    1   100%  RFMSI

 34   Caldor Plaza                            Levittown           NY    Anchored Retail      1    98%  Chase


   Cut-Off                       Maturity        Cut-Off Maturity
  Balance     % of Pool  Coupon    Date    DSCR    LTV     LTV
------------------------------------------------------------------
   $6,978,217     0.86%   8.125%   9/1/07   1.34     68%      56%

    6,575,000     0.81%   7.800%   9/1/12   2.13     44%      39%

   25,685,110     3.16%   9.100%   7/1/07   1.29     73%      61%

      984,712     0.12%   9.130%   6/1/04   1.27     74%      67%

    4,491,764     0.55%   8.500%   9/1/07   1.31     68%      60%

    1,223,287     0.15%   9.000%   6/1/04   1.31     68%      61%

    9,331,269     1.15%   7.690%  10/1/07   1.80     55%      45%

   15,122,593     1.86%   8.280%   7/1/07   1.46     58%      48%

    2,935,000     0.36%   7.910%  12/1/04   1.37     67%      57%

    3,139,036     0.39%   8.440%   8/1/07   1.25     63%      53%

    1,866,000     0.23%   7.620%  12/1/07   1.11     78%      37%

    3,800,000     0.47%   8.010%  12/1/07   1.46     75%      65%

    3,486,840     0.43%   8.750%   8/1/12   1.31     50%      33%

   10,985,561     1.35%   7.441%  11/1/07   1.56     70%      48%

    5,100,000     0.63%   7.340%  12/1/07   1.45     63%      51%

    6,400,000     0.79%   7.750%  12/1/07   1.29     76%      66%

    2,180,000     0.27%   7.870%  12/1/07   1.20     80%      71%

      530,000     0.07%   8.630%   3/1/07   0.93     65%      58%

    4,246,952     0.52%   7.670%  11/1/04   1.25     80%      74%

    1,400,000     0.17%   8.200%   7/1/07   1.41     69%      61%

    3,647,382     0.45%   7.670%  11/1/04   1.55     78%      71%

      839,775     0.10%   8.810%   1/1/07   1.31     77%      69%

    1,262,250     0.16%   8.810%   1/1/07   1.21     85%      76%

    5,000,000     0.61%   8.400%  12/1/07   1.47     59%      49%

    3,490,607     0.43%   8.050%   8/1/09   1.40     74%      63%

    2,631,249     0.32%   8.126%   7/1/07   1.36     80%      70%

    1,497,393     0.18%   8.150%   9/1/12   1.92     52%      42%

    5,675,240     0.70%   9.250%   7/1/04   1.64     68%      62%

    3,541,875     0.44%   9.280%   5/1/07   1.35     75%      67%

    1,119,429     0.14%   8.240%   3/1/02   1.23     56%      52%

    6,100,000     0.75%   7.180%  12/1/07   1.61     75%      66%

    2,838,077     0.35%   8.080%  10/1/07   1.36     79%      64%

      698,536     0.09%   8.060%  10/1/07   1.80     52%      42%

   13,481,823     1.66%   8.000%  10/1/07   1.36     74%      65%


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

               INDIVIDUAL MORTGAGE LOAN INFORMATION (CONTINUED)
                                                                                           # of
 ID   Deal Name                               City                St.   Property Type      Prop  Occ.  Originator
-----------------------------------------------------------------------------------------------------------------------
 35   Carbon Plaza                            Lehighton           PA    Anchored Retail      1    99%  RFMSI

 36   Carlyle Place Apartments                Houston             TX    Multifamily          1    88%  Chase

 37   Castlebrook Apartments                  Trotwood (Dayton)   OH    Multifamily          1    95%  Chase

 38   Cedargate II                            Bowling Green       KY    Multifamily          1    93%  PWRES

 39   Central Bergen Properties               Garfield            NJ    Industrial           1    92%  Bear Stearns

 40   Cerritos South Cerritos Center          Cerritos            CA    Unanchored Retail    1    95%  Bear Stearns

 41   Cherryvale Plaza Shopping Center        Reisterstown        MD    Anchored Retail      1   100%  Bear Stearns

 42   Chevy Chase Downs Apartments            Austin              TX    Multifamily          1    91%  Chase

 43   Colonial Park                           Dedham              MA    Office               1    92%  Chase

 44   Comfort Suites Atlanta                  Atlanta             GA    Hotel                1    73%  Chase

 45   Como West Apartments                    St. Paul            MN    Multifamily          1    98%  Chase

 46   Cottages at White Bear                  White Bear Lake     MN    Multifamily          1   100%  PWRES

 47   Coulter Forum Shopping Center           Amarillo            TX    Unanchored Retail    1    91%  Bear Stearns

 48   Courtyard Business Center               Sunrise             FL    Office               1    98%  Bear Stearns

 49   Courtyard Distribution Cntr.            Sunrise             FL    Industrial           1    94%  Bear Stearns

 50   Dacra Washington                        Miami Beach         FL    Unanchored Retail    1   100%  Chase

 51   Daniel Court                            Union Township      OH    Multifamily          1    97%  PWRES

 52   Davie Square Shopping Center            Davie               FL    Unanchored Retail    1    94%  RFMSI

 53   Days Inn - Jacksonville                 Jacksonville        NC    Hotel                1    57%  PWRES

 54   Days Inn Bloomington West               Bloomington         MN    Hotel                1    73%  Bear Stearns

 55   De La Guerra Court Offices              Santa Barbara       CA    Office               1   100%  RFMSI

 56   Deer Creek Village Apartments           Phoenix             AZ    Multifamily          1    94%  Bear Stearns

 57   Deer Valley Industrial Park             Phoenix             AZ    Industrial           1   100%  RFMSI

 58   Dela Park                               Easton              MA    Multifamily          1    94%  Bear Stearns

 59   Dela Plaza Shopping Center              Dedham              MA    Anchored Retail      1    83%  Bear Stearns

 60   Eastpointe Apartments                   Oswego County       NY    Multifamily          1    91%  Bear Stearns

 61   Ellsberry Court Apartments              Tampa Bay           FL    Multifamily          1    96%  Bear Stearns

 62   Esquire Apartments                      Peabody             MA    Multifamily          1    99%  Bear Stearns

 63   Fiesta Village                          Mesa                AZ    Mobile Home          1    97%  PWRES

 64   Fontana Auto Center                     Fontana             CA    Unanchored Retail    1    95%  RFMSI

 65   Food Lion                               Stanford            KY    Single Tenant        1   100%  PWRES
                                                                        Retail
 66   Founders Square Shopping Center         Roswell             GA    Unanchored Retail    1    82%  RFMSI

 67   Grain Exchange Building                 Boston              MA    Office               1   100%  PWRES

 68   Graphic Arts Building                   Jackson County      MO    Office               1    80%  Bear Stearns

 69   Green Valley Mall                       Green Valley        AZ    Anchored Retail      1    89%  Bear Stearns


   Cut-Off                       Maturity        Cut-Off Maturity
  Balance     % of Pool  Coupon    Date    DSCR    LTV     LTV
------------------------------------------------------------------
    6,138,579     0.75%   8.430%   9/1/04   1.31     74%      69%

    3,747,537     0.46%   8.126%   7/1/07   1.28     80%      70%

   10,969,389     1.35%   7.870%   8/1/07   1.28     75%      65%

    1,160,000     0.14%   8.200%   7/1/07   1.38     81%      71%

    9,983,684     1.23%   8.720%  10/1/07   1.97     44%      37%

    3,992,291     0.49%   7.890%  10/1/07   1.86     61%      51%

    4,381,126     0.54%   7.940%   8/1/07   1.74     58%      47%

    6,059,847     0.74%   8.126%   7/1/07   1.23     79%      69%

   20,937,111     2.57%   8.625%   7/1/07   1.26     69%      62%

    6,110,824     0.75%   9.125%   4/1/09   1.46     60%      47%

    5,096,309     0.63%   7.625%  11/1/07   1.48     71%      62%

    2,398,286     0.29%   7.690%  11/1/12   1.27     73%      57%

    1,499,065     0.18%   8.360%  11/1/07   1.62     69%      62%

    3,021,000     0.37%   7.110%  12/1/07   2.03     56%      45%

    2,400,000     0.29%   7.200%  12/1/12   1.97     69%      53%

    4,139,836     0.51%   8.500%   8/1/07   1.31     74%      66%

    2,342,000     0.29%   8.200%   7/1/07   1.27     79%      70%

    3,593,571     0.44%   8.620%   9/1/07   1.37     67%      59%

    1,950,000     0.24%   8.670%  12/1/07   1.49     75%      54%

    4,640,000     0.57%   8.280%  12/1/07   1.60     73%      52%

    3,900,000     0.48%   7.650%  12/1/07   1.54     60%      53%

   10,025,224     1.23%   7.670%   8/1/07   1.57     72%      64%

    1,236,363     0.15%   8.090%  10/1/12   1.51     67%      52%

    1,950,000     0.24%   7.080%  12/1/07   1.47     75%      60%

    2,990,972     0.37%   7.895%   9/1/07   1.47     56%      47%

    2,398,187     0.29%   7.410%  11/1/07   1.35     76%      67%

      783,435     0.10%   7.580%   9/1/07   1.96     54%      48%

    3,005,256     0.37%   7.500%   9/1/07   1.54     68%      56%

    3,000,000     0.37%   7.670%  12/1/07   1.30     77%      68%

    1,659,680     0.20%   9.200%   5/1/07   1.34     69%      58%

    1,423,436     0.17%   9.250%   6/1/13   1.05     71%       0%

      979,609     0.12%   9.170%   5/1/07   1.22     73%      52%

    8,094,214     0.99%   7.690%  11/1/07   1.29     71%      63%

    1,997,601     0.25%   7.750%  10/1/04   1.96     67%      62%

    5,392,963     0.66%   8.250%  10/1/07   1.31     73%      64%


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

               INDIVIDUAL MORTGAGE LOAN INFORMATION (CONTINUED)
                                                                                          # of
 ID   Deal Name                               City               St.  Property Type       Prop  Occ.  Originator
-------------------------------------------------------------------------------------------------------------------------
 70   Greentrail Shopping Center              Lisle               IL    Anchored Retail      1   100%  Bear Stearns

 71   Hampton Inn Orlando                     Orlando             FL    Hotel                1    91%  Chase

 72   Heather Green Apartments                Columbus            OH    Multifamily          1    99%  Bear Stearns

 73   Heatherway Apartments                   Fort Pierce         FL    Multifamily          1    98%  Bear Stearns

 74   Hickory Grove Shopping Center           Woodstock           GA    Unanchored Retail    1   100%  RFMSI

 75   Hillsboro Shopping Center               Coconut Creek       FL    Anchored Retail      1    96%  Chase

 76   Holiday Inn Lancaster                   Lancaster           PA    Hotel                1    63%  Chase

 77   Hollywood Video                         Riverdale           GA    Single Tenant        1   100%  RFMSI
                                                                        Retail
 78   Homewood Suites - Dallas                Lewisville          TX    Hotel                1    77%  Bear Stearns

 79   Hotel Vintage Park                      Seattle             WA    Hotel                1    82%  Chase

 80   Hunterdon Shopping Center               Flemington          NJ    Anchored Retail      1    96%  Bear Stearns

 81   Huntington Apartments                   College Station     TX    Multifamily          1    95%  Chase

 82   Kedzie Plaza East Shopping Center       Chicago             IL    Unanchored Retail    1   100%  RFMSI

 83   Laguna Del Rey Apartments               Playa Del Rey       CA    Multifamily          1   100%  RFMSI

 84   Lantana Industrial Park                 Lantana             FL    Industrial           1   100%  RFMSI

 85   Lindham Court Apts.                     Upper Allen Twp     PA    Multifamily          1    99%  Bear Stearns

 86   Lorna Lane Industrial Park              Hoover              AL    Industrial           1   100%  RFMSI

 87   Maiden Choice Apartments                Arbutus,            MD    Multifamily          1    98%  Bear Stearns

 88   Manchester                              Jacksonville        FL    Multifamily          1   100%  PWRES

 89   McKee Business Park - #1                Dover               DE    Industrial           1    97%  Bear Stearns

 90   Meadowood                               Temperance          MI    Multifamily          1    98%  PWRES

 91   Midtree/Phoenix Square                  Albuquerque         NM    Multifamily          1    89%  PWRES

 92   Military Crossing                       Norfolk             VA    Anchored Retail      1    79%  Bear Stearns

 93   Monarch Place                           Springfield         MA    Office               1    96%  Bear Stearns

 94   Monte Vista Apartments                  Phoenix             AZ    Multifamily          1   100%  RFMSI

 95   Montgomery Towne Square                 Montgomery          NY    Anchored Retail      1    96%  RFMSI

 96   Mosswood II                             Winter Springs      FL    Multifamily          1   100%  PWRES

 97   Murray Business Center                  Portland            OR    Office               1   100%  Chase

 98   National Freight Headquarters           Waxahachie          TX    Industrial           1   100%  Chase

 99   National Wholesale Liquidators          Middletown          NY    Single Tenant        1   100%  Bear Stearns
                                                                        Retail
 100  Normandy Square                         Belmont             CA    Multifamily          1    98%  Bear Stearns

 101  Norriton Office Center                  Norristown          PA    Office               1    98%  Chase

 102  Northrup Court I                        Moon Township       PA    Multifamily          1    97%  PWRES

 103  Northwest Plaza Shoppnig Center         Grapevine           TX    Anchored Retail      1   100%  Bear Stearns

 104  Northwinds Apartments                   Ferguson            MO    Multifamily          1    97%  Chase




 Cut-Off                         Maturity        Cut-Off Maturity
Balance       % of Pool  Coupon    Date    DSCR    LTV     LTV
----------------------------------------------------------------
  5,843,625     0.72%   7.780%  10/1/07   1.65     62%      51%

  6,795,871     0.83%   9.125%   4/1/09   1.65     73%      57%

  2,052,669     0.25%   7.530%  11/1/07   1.46     65%      53%

  1,242,519     0.15%   7.580%   9/1/07   1.87     62%      55%

    698,536     0.09%   8.060%  10/1/07   1.80     52%      42%

  7,065,000     0.87%   7.625%  12/1/07   1.22     68%      59%

 11,192,142     1.37%   9.125%   1/1/07   1.48     50%      42%

    747,826     0.09%   8.560%   9/1/07   1.52     62%      51%

  4,375,000     0.54%   8.280%  12/1/07   1.75     67%      55%

 18,231,193     2.24%   8.750%   8/1/07   1.42     70%      58%

  5,995,875     0.74%   7.880%  11/1/07   1.68     59%      53%

  6,227,674     0.77%   8.126%   9/1/07   1.26     80%      70%

  2,144,690     0.26%   8.460%   8/1/07   1.33     72%      64%

  5,100,000     0.63%   7.030%  12/1/07   2.13     42%      36%

  1,198,732     0.15%   7.970%  11/1/07   1.33     74%      59%

  3,570,823     0.44%   7.850%  10/1/07   1.36     79%      71%

  1,325,000     0.16%   8.240%  12/1/07   1.19     75%      61%

  1,444,017     0.18%   8.180%   8/1/07   1.53     66%      53%

  1,294,430     0.16%   8.810%   1/1/07   1.33     81%      72%

  7,178,006     0.88%   7.370%  11/1/12   1.64     61%       1%

  1,340,000     0.16%   8.200%   7/1/07   1.32     85%      75%

  4,125,073     0.51%   8.100%  11/1/02   1.23     65%      61%

  6,587,961     0.81%   8.170%  10/1/07   1.43     51%      42%

 18,980,890     2.33%   8.233%   8/1/07   1.72     56%      46%

  1,146,542     0.14%   8.610%   7/1/07   1.48     68%      60%

  8,400,000     1.03%   7.600%  12/1/07   1.45     69%      60%

  1,534,000     0.19%   8.030%   8/1/07   1.47     75%      66%

 12,796,599     1.57%   8.200%   8/1/07   1.27     75%      66%

  3,377,387     0.41%   8.250%   8/1/07   1.28     75%      52%

  2,996,742     0.37%   7.800%  11/1/07   1.56     46%      38%

  5,300,000     0.65%   7.270%  12/1/07   1.50     55%      48%

  5,668,100     0.70%   8.500%  10/1/07   1.29     77%      68%

  1,376,967     0.17%   8.810%   1/1/07   1.45     85%      76%

  3,797,323     0.47%   7.760%  11/1/07   1.63     67%      59%

  8,473,385     1.04%   7.250%  11/1/07   1.27     80%      69%


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              18
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

               INDIVIDUAL MORTGAGE LOAN INFORMATION (CONTINUED)
                                                                                           # of
 ID   Deal Name                               City                 St.  Property Type      Prop  Occ.  Originator
-----------------------------------------------------------------------------------------------------------------------
 105  Norwalk Town Square                     Norwalk             CA    Anchored Retail      1    92%  Bear Stearns

 106  Oak Knoll Apartments                    Atlanta             GA    Multifamily          1    96%  RFMSI

 107  Oakwood Village Apartments              Atlanta/ Chamblee   GA    Multifamily          1    97%  RFMSI

 108  Old Orchard Shopping Center             Santa Clarita       CA    Anchored Retail      1    94%  Bear Stearns

 109  One Munsey Court                        Munsey Park         NY    Anchored Retail      1   100%  Chase

 110  Orange Grove Shopping Center            Lake Wales          FL    Anchored Retail      1    92%  Chase

 111  Palace Court Building                   Santa Fe            NM    Unanchored Retail    1    98%  Bear Stearns

 112  Paradise Plaza                          Sarasota            FL    Anchored Retail      1    96%  RFMSI

 113  Paragon Business Center                 Saugus              CA    Unanchored Retail    1   100%  RFMSI

 114  Park Apartments                         Dallas              TX    Multifamily          1    95%  PWRES

 115  Parkway Circle Apartments               College Station     TX    Multifamily          1    99%  Chase

 116  Pfeiffer House Ltd.                     Philadelphia        PA    Multifamily          1    94%  RFMSI

 117  Printings House Apartments              Philadelphia        PA    Multifamily          1   100%  RFMSI

 118  Prospect Park Apts.                     Bloomfield          CT    Multifamily          1    99%  Bear Stearns

 119  Ramada Rolling Green                    Andover             MA    Hotel                1    62%  Chase

 120  Redlands Park West Plaza                Redlands            CA    Unanchored Retail    1    92%  RFMSI

 121  Ridgewood Westland                      Westland            MI    Multifamily          1    95%  PWRES

 122  Rio Del Oro                             Nacogdoches         TX    Multifamily          1    93%  Chase

 123  Riverside Shopping Plaza                Cortland            NY    Anchored Retail      1    61%  Bear Stearns

 124  Route 6 Mall                            Honesdale           PA    Anchored Retail      1    92%  RFMSI

 125  Ruskin Place Apartments                 Kansas City         MO    Multifamily          1    90%  Chase

 126  Sandalwood Apts                         Toledo              OH    Multifamily          1    96%  PWRES

 127  Sawatch Range Apartments                Leadville           CO    Multifamily          1    98%  Chase

 128  Scandia Knolls                          Poulsbo             WA    Multifamily          1    94%  Chase

 129  Scenictree Apartments                   Palos Hills         IL    Multifamily          1    97%  PWRES

 130  Seatree Apartments                      Seabrook            TX    Multifamily          1    91%  PWRES

 131  Second Street Plaza                     Hayward             CA    Office               1    89%  PWRES

 132  Shoprite Center                         Passaic             NJ    Anchored Retail      1   100%  RFMSI

 133  Signature Pointe                        Dallas              TX    Multifamily          1    95%  Chase

 134  Simpson Ridge                           Kissimmee           FL    Multifamily          1    98%  Bear Stearns

 135  Smoky Hill Village                      Arapahoe County     CO    Anchored Retail      1   100%  Chase

 136  Southfield Retail Center                West Windsor        NJ    Anchored Retail      1   100%  Bear Stearns

 137  Southway Shopping Center                Jonesboro           GA    Unanchored Retail    1    98%  RFMSI

 138  Spinghill Shopping Center               Vallejo             CA    Anchored Retail      1    88%  Bear Stearns

 139  Springfield Apartments                  Durham              NC    Multifamily          1    91%  RFMSI


   Cut-Off                       Maturity        Cut-Off Maturity
  Balance     % of Pool  Coupon    Date    DSCR    LTV     LTV
------------------------------------------------------------------
   20,986,193     2.58%   8.100%  11/1/12   1.39     75%      60%

    1,356,110     0.17%   8.880%   5/1/07   1.39     71%      59%

    7,418,675     0.91%   7.670%  11/1/04   1.30     80%      74%

    8,429,458     1.04%   8.125%  10/1/07   1.27     75%      62%

   12,833,132     1.58%   8.125%  10/1/07   1.34     73%      65%

    3,441,973     0.42%   8.750%   8/1/04   1.24     64%      60%

    1,683,243     0.21%   8.050%  11/1/07   1.53     67%      56%

    8,697,248     1.07%   8.330%   7/1/04   1.22     74%      69%

      895,806     0.11%   8.830%   7/1/07   1.29     71%      58%

    1,149,153     0.14%   7.540%  11/1/07   1.49     82%      73%

    4,809,007     0.59%   8.126%   7/1/07   1.25     79%      70%

    1,188,509     0.15%   8.360%  10/1/04   1.37     74%      69%

      878,898     0.11%   8.360%  10/1/04   1.44     72%      67%

    2,170,000     0.27%   6.745%  12/1/07   2.17     60%      52%

    3,341,307     0.41%   9.125%   1/1/07   1.30     57%      47%

    1,487,159     0.18%   8.790%   3/1/07   1.43     52%      43%

    1,200,000     0.15%   8.200%   7/1/07   1.49     69%      61%

    3,764,026     0.46%   8.126%   8/1/07   1.25     78%      69%

    4,350,000     0.53%   7.840%  12/1/07   1.34     67%      60%

    5,006,181     0.62%   9.210%   5/1/04   1.32     69%      65%

    1,988,637     0.24%   8.750%   6/1/04   1.32     64%      58%

    1,105,000     0.14%   8.810%   1/1/07   1.32     85%      76%

    2,560,534     0.31%   8.875%   8/1/07   1.32     73%      61%

    2,095,914     0.26%   8.200%   9/1/07   1.24     74%      65%

   10,458,421     1.28%   8.350%   4/1/01   1.43     73%      70%

    4,536,225     0.56%   8.160%   4/1/00   1.64     63%      62%

    1,447,091     0.18%   8.050%   9/1/07   1.30     68%      60%

    6,769,431     0.83%   8.990%   4/1/07   1.40     71%      64%

   14,379,608     1.77%   7.750%  10/1/02   1.21     80%      76%

    3,013,981     0.37%   7.580%   9/1/07   1.82     59%      52%

    1,886,363     0.23%   9.125%   4/1/07   1.28     73%      61%

    7,800,000     0.96%   6.950%  12/1/07   1.87     55%      37%

    1,672,427     0.21%   9.030%   7/1/04   1.38     68%      61%

    4,134,219     0.51%   9.136%   5/1/07   1.29     69%      62%

   10,492,469     1.29%   7.670%  11/1/04   1.28     79%      73%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              19
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2


               INDIVIDUAL MORTGAGE LOAN INFORMATION (CONTINUED)
                                                                                         # of
 ID   Deal Name                               City               St.  Property Type      Prop   Occ.  Originator
----------------------------------------------------------------------------------------------------------------------
 140  St. Mary's Physician Center             Long Beach          CA    Office               1    65%  Bear Stearns

 141  Sterik II                               San Bernardino      CA    Single Tenant        1   100%  Bear Stearns
                                                                        Retail
 142  Stonehenge                              Glasgow             KY    Multifamily          1    98%  PWRES

 143  Strathmore Regency Apartments           Los Angeles         CA    Multifamily          1    98%  RFMSI

 144  Sturbridge Host                         Sturbridge          MA    Hotel                1    66%  Chase

 145  Sudie Crossing Shopping Center          Dallas              GA    Unanchored Retail    1   100%  RFMSI

 146  Sunhill Properties                      Various             CA    Industrial           2   100%  Bear Stearns

 147  Sunshine Shopping Center                Lehigh Acres        FL    Anchored Retail      1    90%  RFMSI

 148  Timber Ridge Townhomes                  New Castle County   DE    Multifamily          1    97%  Bear Stearns

 149  Town & Country Shopping Center          Searcy              AR    Anchored Retail      1    96%  Bear Stearns

 150  University Club Apartments              Huntsville          TX    Multifamily          1    98%  Chase

 151  UTC Computer                            Newington           CT    Office               1   100%  Bear Stearns

 152  Valley Plaza                            Hagerstown          MD    Anchored Retail      1   100%  Chase

 153  Venice Renaissance                      Venice              CA    Unanchored Retail    1    95%  Bear Stearns

 154  Village Shops of Crumpler Place         Olive Branch        MS    Unanchored Retail    1   100%  RFMSI

 155  Wal-Mart                                Raleigh             NC    Single Tenant        1   100%  PWRES
                                                                        Retail
 156  Wal-Mart                                Altoona             PA    Single Tenant        1   100%  PWRES
                                                                        Retail
 157  Ward Plaza                              Los Angeles         CA    Anchored Retail      1    91%  Bear Stearns

 158  Warehousing of WI Package               Various             WI    Industrial           5   100%  Chase

 159  West Of Eastland                        Columbus            OH    Multifamily          1    98%  PWRES

 160  Willow Run                              Madisonville        KY    Multifamily          1    92%  PWRES

 161  Willowood I                             Columbus            IN    Multifamily          1    92%  PWRES

 162  Willowood II                            Columbus            IN    Multifamily          1    97%  PWRES

 163  Willowtree Apartments                   Ann Arbor           MI    Multifamily          1    89%  PWRES

 164  Willowtree Towers                       Ann Arbor           MI    Multifamily          1    87%  PWRES

 165  Woodhill Apartments                     Augusta             GA    Multifamily          1    97%  Bear Stearns

 166  Woodway Inn-Bothell                     Bothell             WA    Congregate Care      1   100%  Chase

 167  Woodway Inn-Edmonds                     Edmonds             WA    Congregate Care      1    93%  Chase


      Cut-Off                       Maturity        Cut-Off Maturity
      Balance    % of Pool  Coupon    Date    DSCR    LTV     LTV
-------------------------------------------------------------------
     4,000,000     0.49%   7.520%  12/1/07   1.86     48%      42%

     2,995,063     0.37%   8.250%  11/1/04   2.03     48%      39%

       790,000     0.10%   8.200%   7/1/07   1.43     79%      70%

     7,400,000     0.91%   7.080%  12/1/07   1.50     62%      54%

    16,285,780     2.00%   9.125%   1/1/07   1.58     69%      58%

       698,536     0.09%   8.060%  10/1/07   1.36     67%      54%

     5,633,759     0.69%   8.060%  11/1/12   1.69     61%       1%

     4,081,531     0.50%   8.980%   4/1/12   1.27     70%      56%

     4,489,718     0.55%   7.960%   8/1/04   1.49     77%      73%

     2,861,153     0.35%   8.125%  10/1/07   1.33     70%      61%

     2,416,962     0.30%   8.126%   7/1/07   1.24     73%      65%

     3,829,885     0.47%   8.630%  10/1/07   1.64     70%      56%

     4,500,000     0.55%   7.600%  12/1/12   1.19     71%       0%

     5,394,249     0.66%   8.195%  10/1/07   1.67     69%      62%

     2,223,495     0.27%   7.960%  11/1/07   1.29     73%      64%

     4,967,879     0.61%   9.000%   8/1/13   0.98     73%       0%

     8,010,690     0.98%   7.750%  8/10/13   0.95     87%       0%

    11,021,516     1.35%   8.522%   9/1/12   1.63     66%      54%

    20,986,263     2.58%   8.125%  11/1/07   1.27     67%      59%

     2,025,000     0.25%   8.200%   7/1/07   1.37     70%      62%

     1,129,423     0.14%   8.810%   1/1/07   1.39     82%      74%

     1,140,000     0.14%   9.030%   6/1/07   1.36     83%      74%

     1,148,500     0.14%   9.030%   6/1/07   1.35     81%      73%

    11,203,779     1.38%   7.570%   2/1/03   1.56     72%      67%

     4,815,659     0.59%   7.570%   2/1/03   1.72     73%      68%

     5,488,929     0.67%   7.665%  10/1/07   1.57     69%      57%

     1,873,092     0.23%   8.200%  11/1/07   1.45     69%      56%

     1,848,148     0.23%   8.300%  11/1/07   1.46     75%      61%


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The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              20
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-2

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]
                               [GRAPHIC: MAP]

                     Geographic Overview of Mortgage Pool


Missouri              Minnesota               Illinois
3 loans               3 loans                 3 loans
$12,459,623           $12,134,594             $18,446,737
1.53% of total        1.49% of total          2.27% of total

Wisconsin             Michigan                Indiana
1 loan                5 loans                 2 loans
$20,986,263           $19,399,213             $2,288,500
2.58% of total        2.38% of total          0.28% of total

Ohio                  Pennsylvania            New York
10 loans              10 loans                14 loans
$36,213,744           $47,522,653             $96,924,144
4.45% of total        5.84% of total          11.91% of total

Massachusetts         Connecticut              New Jersey
11 loans              3 loans                  5 loans
$91,004,746           $9,486,725               $34,348,990
11.18% of total       1.17% of total           4.22% of total

Delaware              Maryland                  Virginia
2 loans               3 loans                   1 loan
$11,667,724           $10,325,143               $6,587,961
1.43% of total        1.27% of total            2.14%

North Carolina        Georgia                   Florida
3 loans               12 loans                  17 loans
$17,410,348           $33,764,342               $54,919,949
2.14% of total        4.15% of total            6.75% of total

Kentucky              Alabama                   Mississippi
4 loans               1 loan                    1 loan
$4,502,859            $1,325,000                $2,223,495
0.55% of total        0.16% of total            0.27% of total

Arkansas              Texas                     Colorado
1 loan                16 loans                  2 loans
$2,861,153            $73,870,064	        $4,446,897
0.35% of total        9.08% of total            0.55% of total

New Mexico            Arizona                   California
2 loans               6 loans                   20 loans
$5,808,315            $23,639,168               $117,479,078
0.71% of total        2.90% of total            14.43% of total

Oregon                Washington
1 loan                5 loans
$12,796,599           $29,148,346
1.57% of total        3.58% of total


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.